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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: JULY 12, 2002

DATE OF EARLIEST EVENT REPORTED: JULY 1, 2002


                         KENILWORTH SYSTEMS CORPORATION
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       NEW YORK                     0-08962                     13-2610105
 ---------------------       ---------------------           ---------------
   (STATE OR OTHER           (COMMISSION FILE NO.)            (IRS EMPLOYER
     JURISDICTION                                             IDENTIFICATION
   OF INCORPORATION)                                              NUMBER)


     343 BEEBE ROAD, MINEOLA, NY                              11501
---------------------------------------                     ----------
ADDRESS OF PRINCIPAL EXECUTIVE OFFICE                       (ZIP CODE)


                                 (516) 741-1352
                         ------------------------------
                         (TELEPHONE REGISTRANT'S NUMBER,
                              INCLUDING AREA CODE)


                         54 KENILWORTH ROAD, MINEOLA, NY
                       ----------------------------------
                    (FORMER ADDRESS CHANGED FROM LAST REPORT)
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ITEM 7.

         Mr. Herbert Lindo, Chairman and President of Kenilworth Systems Corporation ("Kenilworth") since 1972, advised the company's Board of Directors that on June 26, 2002 the Sheriff of Nassau County (the "Sheriff") sold at a purported public auction sale (the "Sale"), 10,333,450 restricted common shares of Kenilworth Systems Corporation (the "Shares") that he had owned, for one-thousand dollars ($1,000). The Shares were sold to Tappan Zee Capital Corp. ("Tappan Zee"), the lone bidder at the Sale. On the date of the Sale the Shares had a market value in excess of nine hundred thousand dollars ($900,000).

         The Sheriff seized and sold the Shares on behalf of Tappan Zee, as a result of a claim by Tappan Zee in a disputed civil suit, that Mr. Lindo owed Tappan Zee approximately one hundred twenty eight thousand dollars ($128,000). Tappan Zee elected to have the Sheriff seize the Shares by an order obtained from the Supreme Court State of New York, County of Rockland, issued in February 1989, instead of seizing other assets owned by Mr. Lindo.

         Mr. Lindo further advised Kenilworth that he has made a request for Appellate Division Intervention (the "Appeal Request"), from the Supreme Court of the State of New York Appellate Division: Second Judicial Department, to appeal the lower courts' ruling. In his Appeal Request, Mr. Lindo claims that the lower court's ruling only allowed Tappan Zee to seize approximately one million two hundred fifty thousand (1,250,000) of his shares. The appeal further claims that the Sheriff's auction Sale was conducted in a fraudulent manner, by not complying to the rules and regulations setforth under the Securities and Exchange Commission Act of 1933, as amended (the "Act"), regarding the sale and transfer of restricted securities. Mr. Lindo further contends that Tappan Zee also violated the Act, when they had the Shares further transferred to various Tappan Zee insiders/owners.

         Herbert Lindo stated he would continue to serve Kenilworth without remuneration, which he has done since 1991, when Kenilworth entered Chapter 7 Bankruptcy proceedings. Kenilworth was discharged from bankruptcy proceedings in September 1998, when Kenilworth paid 100% of all approved creditor claims in full.
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                                   SIGNATURES

            Pursuant to the requirements o the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         KENILWORTH SYSTEMS CORPORATION
                                         ------------------------------
                                                   Registrant


                                                 Herbert Lindo
                                         ------------------------------
                                            Herbert Lindo, President


                                         Dated: July 12, 2002